Exhibit 99.1

 June 2022  SIDOTI CONFERENCE  presentation

 DISCLOSURE  2  Certain statements contained in this presentation and the accompanying oral presentation, other than historical facts, may be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our beliefs, assumptions and expectations of the future performance of the Company and the Company’s shares, taking into account information currently available to us as of the date of this presentation. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should” and “would” or the negative of these terms or other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the COVID-19 pandemic and its related impacts on us and our tenants, general economic conditions, including but not limited to impacts of the Russian war against Ukraine, supply-chain disruptions, increases in the rate of inflation and interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these acquisitions. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Modiv Inc.’s (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2022 and the Company’s Quarterly Report for the quarter ended March 31, 2022 filed with the SEC on May 16, 2022. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the Company’s filings with the SEC. Additionally, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.   Statements contained herein are made as of the dae of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof, except as required by law.   This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties.

 INTRODUCTION TO TODAY’S SPEAKERS  Aaron Halfacre, CFA, CAIA  President & Chief Executive Officer  25+ years of real estate experience  Previously in leadership roles at Campus Crest Communities, VEREIT, Cole Real Estate Investments, BlackRock and Green Street Advisors  Ray Pacini, CPA  Chief Financial Officer  33 years of real estate experience  Previously in leadership roles at California Coastal Communities, Koll Real Estate Group, Henley Properties, Cadiz and PricewaterhouseCoopers  Seasoned Real Estate Executives at the Helm

 Modiv is a Net Lease REIT Built for Intelligent Growth  INVESTMENT HIGHLIGHTS  Experienced Leadership Teamwith a History of Execution and Transformation  Proactive Investment Strategy Focused on Value Creation and AFFO Growth  Diversified and Reliable Real Estate Portfolio Supports Our Monthly Dividend  Disciplined Underwriting Process and a Proven Ability to Source Accretive Acquisitions  Balance Sheet Strength and Flexibility Allows us to Fund Future Growth Initiative

 REAL ESTATE HIGHLIGHTS  7.4% (S&P A)  6.7% (NR)  6.7% (S&P A+)  11.4% (NR)  Top Tenants (3)  % based on ABR  Geographic Diversification  Property Diversification  Industry Diversification  (1) Annual Base Rent (“ABR”). is calculated based on contractual rent due over the next 12 months and "Contractual Rent Increases" shown above reflects the portion of our portfolio that includes percentage rent increases, which are calculated on the prior 12 months base rent. (2) WALT is calculated based on remaining lease term in years multiplied by the percentage of ABR of each lease. (3) Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency. Modiv is not affiliated with, associated with, or a sponsor of any of the businesses pictured or mentioned above. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.   4.7% (NR)  10.9% (NR)  4.8% (S&P A+)  44  $34.5  10.5  93%  2%  Properties  Million of Annualized Base Rent(1)  Weighted Average Lease Term(2)  Contractual Rental Increases(1)  Average Annual Portfolio Rental Bumps(1)

 FINANCIAL HIGHLIGHTS  Maturity Schedule  Capitalization Table  93% of Debt Maturities have a Fixed Weighted Average Rate @ 4%  7% of Debt Maturities are Floating @ SOFR + 165 bps  $1.26 - $1.36  2022 AFFO per share Guidance  $550M  Gross Real Estate Value  35%+  Discount to Consensus Target Price  38%  Leverage Ratio  $1.15  Annual Per Share Dividend  (Paid Monthly)  $68M  Purchasing Power  From Revolver and Cas

MODIV'S HISTORY OF EXECUTION

MODIV

Modiv's Leadership Team Transformed the Company and Doubled the Portfolio

Transformation commences

2015

RW NNN REIT launches; national geographic focused, crowdfunded REIT

RW Holdings NNN REIT, Inc.

$255M*

2018

Aaron Halfacre joins as CEO, starting a new era and pivot to an institutional-quality direction and assembles a new management team



2019

RW NNN completes $150M merger with Rich Uncles REIT I

Completes internalization of management

Rich Uncles

2020

Modiv begins a 24-month capital recycling program selling 14 assets for over $110M

Initiates first of six independent portfolio valuations over the same time period

2021

RW NNN is rebranded to Modiv Inc.

Modiv successfully prices $50M of publicly traded preferred stock

MDVA LISTED NYSE

$550M*

Today

Public listing (NYSE:MDV)

Over $130M of acquisitions YTD

Seasoned filer status enabled our recent ATM program

MODIV

* Gross Real Estate Asset Values

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 EXTENSIVE UNDERWRITING AND ABILITY TO SOURCE ACQUISITIONS  Disciplined Due Diligence  Property - level  Location  Local market trends and demographics  Replacement cost  Property attributes (age, visibility, traffic patterns)  Portfolio - level  Disciplined pricing  Portfolio rationale (focus on industrial/retail)  Availability and cost of debt   Earnings impact  Tenant - level  Guarantor credit profile  Lease term and structure  Competitive positioning  Sales and profitability trends  Internal and External Credit Analysis  Continuous Monitoring  Robust Pipeline (LTM)  Volume of Investment Opportunities That Modiv Reviewed  Volume of Investment Opportunities That Modiv Performed a Deep Dive  Modiv Submitted an LOI following Investment Committee Approval  Modiv has Recently Closed or is Under Contract to Close

 Best-in-class Management Team with Real Estate, Public Company, and Capital Markets Experience  EXPERIENCED MANAGEMENT TEAM  Aaron Halfacre | President & Chief Executive Officer  Chief Executive Officer of Modiv Inc. since 2019  Former President and Chief Investment Officer of Campus Crest Communities, Inc., a student housing REIT, from 2014-2016  Former Senior Vice President and Head of Strategic Relations at Cole Real Estate Investments, Inc. from 2012-2014  Ray Pacini | Chief Financial Officer  Chief Financial Officer of Modiv Inc. since 2018  Prior Board member and Audit Committee Chair of Cadiz, Inc. from 2005 - 2019  Former Chief Executive Officer and a Director of California Coastal Communities, Inc. from 1998-2011  Chief Investment Officer of Modiv Inc. since 2020; Senior Managing Director-Acquisitions from 2018-2020  Founder and Chief Executive Officer of Realty Dividend, LLC from 2014-2018  Former Senior Director of Acquisitions at Cole Real Estate Investments, Inc. from 2010-2014 and at Realty Income Corp. (NYSE: O). from 2007-2010  Bill Broms | Chief Investment Officer  David Collins | Chief Property Officer  Chief Property Officer at Modiv Inc. since 2020  Former Executive Vice President of Portfolio Management at InvenTrust Properties, Inc from 2014-2018  Former Senior Vice President of Asset Management at VEREIT, Inc. (NYSE: VER)  John Raney | Chief Legal Officer  Chief Legal Officer at Modiv Inc. since 2020  Former Partner, Massumi + Consoli, LLP  Former Counsel at O’ Melveny & Myers LLP from 2015-2018  Former Associate at Latham & Watkins LLP from 2008-2015  Sandra G. Sciutto | Chief Accounting Officer  Chief Accounting Officer of Modiv Inc. since 2018  Former Chief Financial Officer for Professional Real Estate Services Inc. from 2016-2018  Former Chief Financial Officer and investment committee member for Shopoff Realty Investments, L.P. from 2012-2016

INDEPENDENT BOARD OF DIRECTORS

MODIV

Seasoned Board of Directors with Deep and Diverse Experience

- Specifically Nominated to Help Guide Modiv's Transformation
- Invaluable Industry and Company Experience
- Vast Working Knowledge and Networks
- Focused on Ethics and Integrity
- Detailed, Disciplined and Pragmatic
- Procedurally Efficient and Effective

							
	Adam Markman Chairman of the Board	Kimberly Smith	Thomas Nolan, Jr.	Asma Ishaq	Curtis McWilliams	Connie Tirondola	Raymond Wirta Board Observer
Extensive Experience In:	- REITs - Transformations - NTR Portfolios - Best Practices	- REIT Law - Corp Gov - SEC Matters - Board Practices	- Turnarounds - Net Lease - M&A - Public Boards	- Private Equity - Business Development - Branding - ESG	- Corp Gov - IPOs - REITs - Net Lease	- Real Estate Accounting - Valuations - Finance - Acquisitions	- M&A - Real Estate - Leadership - Board Practices
Worked at:	- Equity Commonwealth - Green Street Advisors - EY/Kenneth Leventhal	- Prudential Financial - Cole Real Estate - AEGON & ING	- Spirit Realty Capital - GGP - AEW	- MODERE - Jusuru - BlackRock	- Trustreet Properties - CNL - Merrill Lynch	- CITCO - CBRE - BlackRock	- Irvine Company - CBRE - Koll Group

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 COLLIERS: A VALUED STRATEGIC PARTNER  Modiv’s Strategic Partnership with Colliers Provides Best-in-Class Property Management and Accounting Services, Enabling Modiv to Remain Laser-Focused on Asset Management, Tenant Relationships, Financial Optimization and Strategic Decision Making  On-site localized expertise  Utilization of state-of-the-art real estate operating technology  Leverage Colliers’ deal sourcing to maximize the value for current and pipeline properties  More cost-efficient than in house management  Ability to receive reimbursement from tenants for 3rd party property management  Manages 620 million SF in the U.S.  1,560 dedicated staff across 160 offices  Three dedicated national accounting centers with industry-leading technology/systems  Alignment with their core values and culture of service excellence  Benefits for Modiv  Colliers’ Breadth & Experience  Source: Colliers

CASE STUDY: OFF-MARKET ACQUISITIONS

MODIV

We Have a Proven Ability to Source True Off-Market Opportunities


KIA
KIA of Carson

Kia of Carson

- KIA of Cason is highly profitable and one of top 3 Kia dealerships in the country
- Prominent frontage along Interstate 405
- Sale and leaseback in conjunction with highly accretive OP unit transaction

January 2022 Acquisition Date	**$69.3M** Purchase Price	**72,623** Square Feet
25 Years Lease Term	**5.70%** Going In Cap Rate(1)	**2.0%** Annual Escalations



Kalera

- Kalera is a leader in the emerging low-water, low-energy vertical farming industry
- Well-positioned within the Minneapolis-St Paul metro area, just minutes away from MSP International Airport
- Over $3M in Kalera-financed capital improvements to the asset to establish this location as a primary growing facility

January 2022 Acquisition Date	**$8.1M** Purchase Price	**78,587** Square Feet
20 Years Lease Term	**7.00%** Going In Cap Rate(1)	**2.5%** Annual Escalations

(1) The cap rate is calculated as the NTM NOI divided by the purchase price. For triple-net leases, annual NOI is equal to annual rent.

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CASE STUDY: RELATIONSHIP DRIVEN ACQUISITIONS

MODIV

We Have Built Strong Relationships With Private Equity Sponsors



Arrow Tru-Line

- Established garage door hardware components manufacturing company
- Company has been operating since 1970, and this property is adjacent to its corporate offices
- Sale and leaseback in conjunction with acquisition of the company by a private equity firm

December 2021 Acquisition Date	**$11.5M** Purchase Price	**206,115** Square Feet
20 Years Lease Term	**6.65%** Going In Cap Rate[1]	**2.0%** Annual Escalations



Lindsay PreCast

- Lindsay PreCast is an industry-leading precast concrete manufacturer and steel fabricator with a 60-year operating history
- We acquired a portfolio of eight properties located in five states: Colorado (3), Ohio (2), North Carolina, South Carolina and Florida
- Sale and leaseback transaction was financed with a $44.0 million draw on our KeyBank credit facility and available cash on hand

April 2022 Acquisition Date	**$56.2M** Purchase Price	**599,316** Square Feet
25 Years Lease Term	**6.65%** Going In Cap Rate[1]	**2.0%** Annual Escalations

(1) The cap rate is calculated as the NTM NOI divided by the purchase price. For triple-net leases, annual NOI is equal to annual rent.

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CASE STUDY: 3M LEASE RENEWAL   Pragmatic Approach to Leasing and Execution   Originally developed in 2007 as a build-to-suit industrial property for 3M in DeKalb, IL, this Class A distribution center features approximately 396,000 square feet of warehouse space and 14,000 square feet of office space  Located on the western edge of the greater Chicago MSA in DeKalb, IL, this property represents a critical component of 3M’s three-building global distribution hub   Utilized best-in-class real estate technology to understand the tenant’s continued strong occupancy throughout the COVID-19 pandemic  Employed a patient and disciplined approach and waited for the tenant to initiate lease extension negotiations  Effective October 2021, 3M extended their lease through 2034 with annual rent increases  2018  Purchase Year  A+  Credit Rating  $1.5M  ABR  12.2 Yrs  Remaining Lease Term  410K  Square Feet  1.25%  Annual Rent Escalations

 CASE STUDY: DANA INCORPORATED DISPOSITION   Discipline and Data are Critical in Executing Opportunistic Transactions   Industrial asset located within the Austin, TX MSA that was purchased in December 2016 for $9.1M by the legacy management team  Building was leased to Dana Incorporated (“Dana”), a leading supplier of fully integrated drivetrain and electrified propulsion systems for all passenger vehicles  Dana vacated the space in 2019 due to the closure of its primary line of business operating out of the asset  Management employed a proactive asset level management approach to opportunistically negotiate an early termination of their lease resulting in (1) continued monthly rent payments ($65K) through July 2022 (previous July 2024) and (2) early termination fee ($1.4M)  Sold the property in July 2021 for $10.0M or $220 per square foot, plus the termination fee; Modiv will continue to collect payments through revised lease term  2016  Purchased Asset for $9.1M  Dana vacates the asset  2019  2020  Negotiate favorable modified lease terms & $1.4M termination fee  Sold asset for $10.0M  2021

 Modiv has Developed a Cadre of Strategic Banking Relationships  STRONG BANKING SUPPORT  Research Coveage  ATM  $24  (Bryan Maher)  Target Price  $23  (Gaurav Mehta)  Target Price  $22  (Barry Oxford)  Target Price

 www.modiv.com | 888.686.6348120 Newport Center Drive | Newport Beach, CA 92660